ICON UTILITIES AND INCOME FUND

Portfolio of Investments

March 31, 2022

Security Description	Shares	Value
Common Stock (100.14%)

Communications (2.68%)
Vodafone Group PLC#	76,400	$1,269,768

Energy (4.04%)
Baker Hughes Co	47,300	1,722,193
Magellan Midstream Partners LP	3,900	191,373
Total Energy		1,913,566

Financial (4.20%)
Kearny Financial Corp	85,100	1,096,088
Lincoln National Corp	13,700	895,432
Total Financial		1,991,520

Industrial (6.29%)
Crane Co	14,600	1,580,888
Eaton Corp PLC	4,400	667,744
Hubbell Inc	4,000	735,080
Total Industrial		2,983,712

Utilities (82.93%)
ALLETE Inc	24,200	1,620,916
Ameren Corp	25,600	2,400,256
American Electric Power Co Inc	21,300	2,125,101
Avangrid Inc#	35,200	1,645,248
Black Hills Corp	26,600	2,048,732
Duke Energy Corp	22,900	2,557,014
Evergy Inc	27,000	1,845,180
Eversource Energy	19,400	1,710,886
National Fuel Gas Co	40,800	2,802,960
New Jersey Resources Corp	48,600	2,228,796
NextEra Energy Inc	26,300	2,227,873
NiSource Inc	46,751	1,486,682
NRG Energy Inc	59,500	2,282,420
ONE Gas Inc	20,200	1,782,448
Sempra Energy	16,000	2,689,920
The AES Corp	78,000	2,006,940
UGI Corp	47,495	1,720,269
Unitil Corp	31,289	1,560,695
Xcel Energy Inc	35,800	2,583,686
Total Utilities		39,326,022

Total Common Stock (Cost $39,934,416)		47,484,588

Investment Companies (0.13%)	Par Value	Value

Money Market Funds (0.13%)
First American Government Obligations Fund (7-Day Yield, 0.190%)	63,766	63,766

Total Investment Companies (Cost $63,766)		63,766

Collateral Received For Securities on Loan (3.63%)
First American Government Obligations Fund - Class X (Cost $1,719,393)	1,719,393	1,719,393

Total Investments (Cost $39,998,182)(a) (103.90%)		$49,267,747
Liabilities in Excess of Other Assets (-3.90%)		(1,849,289)
Net Assets (100.00%)		$47,418,458

#	Loaned security; a portion of the security is on loan at March 31, 2022 in the amount of $1,660,857.